                                                                    EXHIBIT 99.3

                 UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET

                                DECEMBER 31, 1999




                                                ASSETS

                                                          HISTORICAL
                                           -----------------------------------------        PRO FORMA
                                              NETZEE    ACQUISITION(A)   COMBINED           ADJUSTMENTS    PRO FORMA
                                           ------------ -------------  -------------     ---------------- -------------
CURRENT ASSETS:

   Cash and cash equivalents               $ 11,255,099   $  120,569   $  11,375,668                      $  11,375,668
   Accounts receivables, net                  2,496,953      206,117       2,703,070                          2,703,070
   Leases receivable, current                   330,191                      330,191                            330,191
   Prepaid and other current assets             503,364      211,381         714,745                            714,745
                                           ------------   ----------   -------------                      -------------
            Total current assets             14,585,607      538,067      15,123,674                         15,123,674
PROPERTY AND EQUIPMENT, net                   6,938,710      326,406       7,265,116                          7,265,116

INTANGIBLE ASSETS, NET                      120,611,688      997,255     121,608,943 (b)   22,019,215       142,630,903
                                                                                     (c)     (997,255)
LEASES RECEIVABLE, NET OF CURRENT PORTION       922,788           --         922,788                            922,788

OTHER NON-CURRENT ASSETS                        185,463      350,455         535,918 (c)     (227,206)          308,712
                                           ------------   ----------   -------------                      -------------
            Total assets                   $143,244,256   $2,212,183   $ 145,456,439                      $ 166,251,193
                                           ============   ==========   =============                      =============

                           LIABILITIES AND SHAREHOLDERS' EQUITY (DEFICIT)
CURRENT LIABILITIES:
   Accounts payable and accrued
      liabilities                          $  4,234,307   $  379,209   $   4,613,516 (b)  $   800,000     $   5,413,516
   Deferred revenue                           5,425,278       72,809       5,498,087                          5,498,087
   Notes payable                                103,462    2,525,000       2,628,462 (d)   (2,525,000)          103,462
   Current portion of long-term debt                 --    2,442,489       2,442,489                          2,442,489
   Other current liabilities                     24,200       56,846          81,046                             81,046
                                           ------------   ----------   -------------                      -------------
            Total current liabilities         9,787,247    5,476,353      15,263,600                         13,538,600

RELATED-PARTY BORROWINGS                     10,956,930           --      10,956,930                         10,956,930

NOTES PAYABLE, net of current portion         1,215,673           --       1,215,673                          1,215,673

DEFERRED REVENUE, net of current
   portion                                      904,032           --         904,032                            904,032
OTHER NON-CURRENT LIABILITIES                        --        9,547           9,547                              9,547
                                           ------------   ----------   -------------                      -------------
            Total liabilities                22,863,882    5,485,900      28,349,782                         26,624,782
                                           ------------   ----------   -------------                      -------------
SHAREHOLDERS' EQUITY (DEFICIT)
   Preferred stock                            6,500,000    1,629,121       8,129,121 (b)   (1,629,121)        6,500,000
   Common stock                             148,056,611       23,183     148,079,794 (b)   19,246,037       167,302,648
                                                                                     (b)      (23,183)
   Additional paid-in capital                        --    2,836,204       2,836,204 (b)   (2,836,204)               --
   Notes receivable from shareholders        (3,314,799)          --      (3,314,799)                        (3,314,799)
   Deferred compensation                     (8,547,212)          --      (8,547,212)                        (8,547,212)
   Warrants outstanding                       4,618,760    1,698,847       6,317,607 (d)   (1,698,847)        4,618,760
   Accumulated deficit                      (26,932,986)  (9,461,072)    (36,394,058)(b)    6,461,686       (26,932,986)
                                                                                     (d)    2,525,000
                                                                                     (c)   (1,224,461)
                                                                                     (d)    1,698,847
                                           ------------   ----------  --------------      -----------     -------------
            Total shareholders' equity
               (deficit)                    120,380,374   (3,273,717)    117,106,657                        139,626,411
            Total liabilities and          ------------   ----------   -------------      -----------     -------------
               shareholders' equity
               (deficit)                   $143,244,256   $2,212,183   $ 145,456,439                      $ 166,251,193
                                           ============   ==========   =============      ===========     =============

            UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS


                      FOR THE YEAR ENDED DECEMBER 31, 1999


                                                          Historical
                                          --------------------------------------------                     Pro Forma
                                             Netzee    Digital Visions  Acquisitions(e)   Combined         Adjustments   Pro Forma
                                          -----------  --------------- -------------     ------------      -----------  -----------
REVENUES:
   Monthly maintenance and service        $ 1,770,674   $   971,228    $   4,999,700     $  7,741,602                   $ 7,741,602
   License, hardware, and
      implementation                          579,239                      1,943,167        2,522,406 (o)   $ (109,000)   2,413,406
                                          -----------   -----------    -------------     ------------                   -----------
            Total revenues                  2,349,913       971,228        6,942,867       10,264,008                    10,155,008
                                          -----------   -----------    -------------     ------------                   -----------
OPERATING EXPENSES:
   Costs of service, license,
      hardware, implementation, and
      maintenance                           1,958,318       286,432        1,362,427        3,607,177 (o)     (109,000)   3,498,177
   Selling, general, and
      administrative expenses               4,481,635     3,311,259        5,849,935       13,642,829                    13,642,829
   Amortization of stock-based
      compensation                          4,591,888            --               --        4,591,888                     4,591,888
   Depreciation and amortization           13,056,016       723,977          197,759       13,977,752 (f)      103,000   52,343,263
                                                                                                      (g)    8,915,000
                                                                                                      (h)    7,163,000
                                                                                                      (i)    3,025,000
                                                                                                      (j)      739,000
                                                                                                      (k)   11,328,773
                                                                                                      (l)    7,339,738
                                                                                                      (m)     (608,000)
                                                                                                      (q)      360,000
                                          -----------   -----------    -------------     ------------                   -----------
            Total operating expenses       24,087,857     4,321,668        7,410,121       35,819,646                    74,076,157
                                          -----------   -----------    -------------     ------------                   -----------
OPERATING LOSS                            (21,737,944)   (3,350,440)        (467,254)     (25,555,638)                  (63,921,149)

OTHER INCOME, NET                                  --            --          210,333          210,333                       210,333

INTEREST EXPENSE, NET                         673,972     1,508,006        1,221,743        3,403,721 (n)   (1,209,000)   2,063,721
                                                                                                      (p)     (131,000)
                                          -----------   -----------    -------------     ------------                   -----------
LOSS BEFORE EXTRAORDINARY LOSS            (22,411,916)   (4,858,446)      (1,478,664)     (28,749,026)                  (65,774,537)

EXTRAORDINARY LOSS                         (4,518,760)           --               --       (4,518,760)                   (4,518,760)
                                          -----------   -----------    -------------     ------------                   -----------
LOSS BEFORE PROVISION FOR INCOME
   TAXES                                  (26,930,676)   (4,858,446)      (1,478,664)     (33,267,786)                  (70,293,297)

PROVISION FOR INCOME TAXES                         --            --         (512,249)        (512,249)(k)      512,249           --
                                          -----------   -----------    -------------     ------------                   -----------
NET LOSS BEFORE PREFERRED DIVIDENDS       (26,930,676)   (4,858,446)      (1,990,913)     (33,780,035)                  (70,293,297)

PREFERRED DIVIDEND                            (24,200)           --               --          (24,200)                      (24,200)
                                          -----------   -----------    -------------     ------------                   -----------
NET LOSS ATTRIBUTABLE TO COMMON
   SHAREHOLDERS                           $(26,954,876) $(4,858,446)   $  (1,990,913)    $(33,804,235)                 $(70,317,497)
                                          ============  ===========    =============     ============                  ============
BASIC AND DILUTED LOSS PER SHARE
   BEFORE EXTRAORDINARY LOSS                   $(1.94)                                                                 $      (3.03)

EXTRAORDINARY LOSS PER SHARES
   OUTSTANDING                                  (0.40)                                                                        (0.21)
                                          -----------                                                                   -----------
BASIC AND DILUTED NET LOSS PER SHARE      $     (2.34)                                                                 $      (3.24)
                                          ===========                                                                  ============

WEIGHTED AVERAGE COMMON SHARES
   OUTSTANDING                             11,542,034                                                                    21,696,206
                                          ===========                                                                  ============

         NOTES TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

                               DECEMBER 31, 1999


The unaudited pro forma consolidated balance sheet as of December 31, 1999 reflects the following adjustments as if they occurred on December 31 1999:

     (a) The historical information for our acquisition of Digital Visions on March 7, 2000.

     (b) The issuance of common stock and the recording of intangible assets associated with the purchase of certain assets and assumption of certain liabilities of Digital Visions. The purchase price included 838,475 common shares valued at $22.125 per share and options to purchase 70,419 shares of common stock that were issued in exchange for the cancellation of options to purchase Digital Visions common stock. Digital Visions also has the right to receive up to 628,272 shares of common stock if certain revenue targets are met in fiscal years 2000 and 2001. No contingent consideration is included in the pro forma consolidated financial statements due to the uncertainty of meeting the defined earnings thresholds. Transaction costs of approximately $800,000 were incurred as a result of the purchase. The excess of the purchase price over net tangible assets acquired approximated $22 million and was allocated to the acquired technology identifiable intangible asset and will be amortized over a three-year period.

     (c) The elimination of the intangible assets and deferred financing costs recorded by Digital Visions.

     (d) Outstanding Digital Visions warrants and certain liabilities were excluded in the purchase agreement discussed in note (b).

The unaudited pro forma consolidated statements of operations for the year ended December 31, 1999 reflects the following adjustments as if they occurred on January 1, 1999 and are based on the historical statements of operations, adjusted to reflect the following:

     (e) The historical information for the period from January 1, 1999, to the date of acquisition for our acquisitions completed on August 6, 1999 (the remote Internet and telephone banking divisions of SBS), September 3, 1999 (Call Me Bill LLC, Dyad Corporation and the Internet banking divisions of The Bankers Bank and The Independent BankersBank), and December 15, 1999 (DPSC Software, Inc.).

     (f) The additional amortization of the intangible assets recognized upon the acquisition of Direct Access Interactive of $103,000 for the period from January 1, 1999 to March 8, 1999.

     (g) The additional amortization of the intangible assets recognized upon the acquisition of SBS of approximately $8.9 million for the period from January 1, 1999 to August 5, 1999. Amortization expense was calculated on a straight-line basis over the estimated useful lives of the intangible assets acquired.

     (h) The additional amortization of the intangible assets recognized upon the acquisition of TIB and The Bankers Bank of approximately $7.2 million for the period from January 1, 1999 to September 2, 1999. Amortization expense was calculated on a straight-line basis over the estimated useful lives of the intangible assets acquired.

     (i) The additional amortization of the intangible assets recognized upon the acquisition of Dyad of approximately $3.0 million for the period from January 1, 1999 to September 2, 1999. Amortization expense was calculated on a straight-line basis over the estimated useful lives of the intangible assets acquired.

     (j) The additional amortization of the intangible assets recognized upon the acquisition of Call Me Bill of approximately $739,000 for the period from January 1, 1999 to September 2, 1999.

     (k) The additional amortization of the intangible assets recognized upon the acquisition of DPSC of $11.3 million for the period from January 1, 1999 to December 14, 1999 and the elimination of the DPSC tax provision as we will file consolidated tax returns.

     (l) The additional amortization of the intangible assets recognized upon the acquisition of Digital Visions of $7.3 million for the year ended December 31, 1999. Amortization expense was calculated on a straight-line basis over the estimated useful lives of intangible assets acquired.

     (m) The elimination of the amortization of intangible assets of Digital Visions prior to the acquisition date of approximately $608,000 for the year ended December 31, 1999.

     (n) The elimination of the interest expense on the warrants and the debt of Dyad of approximately $1.2 million for the period from January 1, 1999 to September 2, 1999.

     (o) The elimination of revenue of TIB from The Bankers Bank and the related expenses of The Bankers Bank for the conversion services billed and paid through TIB for the period from January 1, 1999 to September 2, 1999.

     (p) The interest income on the notes receivable from shareholders of approximately $131,000 for the period from January 1, 1999 to August 5, 1999.

     (q) The additional amortization on the intangible asset for the marketing agreements entered into with three bankers' banks of approximately $360,000 for the period from January 1, 1999 to September 9, 1999.